Derivative financial instruments	12 Months Ended
Dec. 31, 2024
Derivative Financial Instruments [Abstract]
Derivative financial instruments
21. Derivative financial instruments
The Group enters into certain derivative contracts in the course of its risk management activities, primarily to hedge the interest rate risk on its bank debt and the currency risk on sales made in currencies other than the Euro. The Company only enters into these contracts for hedging purposes as the Group’s financial management policy does not permit trading in financial instruments for speculative purposes. Derivative financial instruments meeting the hedge requirements of IFRS 9 are accounted for using hedge accounting. Changes in the fair value of derivative financial instruments not qualifying for hedge accounting are recognized in profit or loss in the relevant reporting period. The interest rate and currency derivatives used by the Company are over the counter (OTC) instruments, meaning those negotiated bilaterally with market counterparties, and the determination of their current value is based on valuation techniques that use input parameters (such as interest rate curves, foreign exchange rates, etc.) observable on the market (level 2 of the fair value hierarchy defined in IFRS 13 — Fair Value Measurement).
Derivatives are measured at fair value each reporting date by taking as a reference the applicable foreign currency exchange rates or the interest rates and yield curves observable at commonly quoted intervals.
At the reporting date, the Group had outstanding hedges as detailed in the tables below:

	At December 31, 2024			At December 31, 2023
(€ thousands)	Notional Amount	Positive Fair Value	Negative Fair Value	Notional Amount	Positive Fair Value	Negative Fair Value
Foreign currency exchange risk
Foreign currency derivatives	756,316	1,596	(14,699)	595,819	6,371	(897)
Interest rate risk
Interest rate swaps	82,631	115	(439)	133,962	4,739	—
Total derivatives instruments - Notional / Assets / (Liabilities)	838,947	1,711	(15,138)	729,781	11,110	(897)
Hedging derivatives
All contracts in place at the reporting date were entered into with major financial institutions, and no counterparties are expected to default. A liquidity analysis of the derivative contract maturities is provided in the financial risks section of these notes.
The cash flows resulting from the Group’s international activities are exposed to exchange rate volatility. In order to hedge this risk, the Group enters into forward sale and purchase agreements, so as to guarantee the value of identified cash flows in Euro (or in other currencies used locally). The projected future cash flows mainly relate to the collection of trade receivables, the settlement of trade payables and financial cash flows. The notional amount of foreign exchange forward contracts to hedge projected future cash flows are detailed as follows:

	For the years ended December 31,
(€ thousands)	2024	2023
USD	278,068	206,232
CNY	255,447	201,153
GBP	53,991	54,282
JPY	42,435	34,749
HKD	34,825	31,735
Other	91,550	67,668
Total notional amount	756,316	595,819
The key features of the interest rate swap (IRS) agreements are summarized as follows:

(€ thousands, except percentages)			Notional amount at December 31,		Fair value at December 31,
Contract	Maturity date	Fixed interest rate	2024	2023	2024	2023
IRS 1	6/30/2027	2.10%	50,000	—	49	—
IRS 2	6/14/2027	2.77%	30,000	—	(439)	—
IRS 3	9/30/2027	0.22%	2,035	2,775	57	128
IRS 4	12/31/2025	(0.15%)	596	1,187	9	41
IRS 5	4/15/2024	(0.24%)	—	80,000	—	2,190
IRS 6	12/20/2024	0.01%	—	50,000	—	2,380
Total			82,631	133,962	(324)	4,739